FPA Funds Trust (CIK 0000924727)

This submission is being made solely to obtain identifiers for the following share classes of the FPA Queens Road Small Cap Value Fund (CIK S000080694) which are being registered.

●	Investor Class
●	Advisor Class
●	Institutional Class

Any questions on this submission should be directed to Kevin F. Cahill, Esq. of Dechert LLP, telephone number (949) 442-6051.